Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert I. Jordan, certify to the best of my knowledge based upon a review of the Quarterly Report on Form 10-QSB of Southern Sauce Company, Inc. for the quarter ended September 30, 2006 (the "Form 10-QSB"), that the Form 10-QSB fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Southern Sauce Company, Inc. for the period covered by the Form 10-QSB.


Date: October 24, 2006                 By: /s/ Robert I. Jordan
                                           --------------------
                                           Robert I. Jordan, President